UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 1, 2010
JAVELIN PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-32949 (Commission File Number)	88-0471759 (I.R.S. Employer Identification No.)
125 CambridgePark Drive, Cambridge, Massachusetts 02140
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (617) 349-4500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
     On July 2, 2010, pursuant to the previously disclosed Agreement and Plan of Merger, dated as of April 17, 2010 (the “Merger Agreement”), by and among Hospira, Inc., a Delaware corporation (“Parent”), Discus Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Parent (“Purchaser”), and Javelin Pharmaceuticals, Inc., a Delaware corporation (the “Company”), Parent completed its acquisition of the Company. The transaction was consummated through a tender offer by Purchaser pursuant to which Purchaser offered to purchase each outstanding share of common stock, par value $.001 per share, of the Company (the “Shares” or “Common Stock”), at a purchase price of $2.20 per Share, net to the seller in cash, without interest thereon and less any required withholding taxes (the “Offer”), upon the terms and subject to the conditions set forth in the Offer to Purchase dated April 21, 2010 and in the related Letter of Transmittal, each as filed with the Securities and Exchange Commission (the “SEC”) on April 21, 2010 as exhibits to Parent’s and Purchaser’s Tender Offer Statement on Schedule TO, as amended, followed by the merger of the Company with and into Purchaser (the “Merger”), with the Company surviving as a wholly owned subsidiary of Parent. At the effective time of the Merger (the “Effective Time”), each Share not validly tendered in the Offer (other than Shares held in the treasury of the Company and Shares held by (i) Parent, Purchaser or any other wholly owned subsidiary of Parent or the Company or (ii) stockholders who properly demand and perfect appraisal rights under Delaware law) was converted into the right to receive an amount in cash equal to $2.20, net to the seller in cash, without interest thereon and less any required withholding taxes (the “Merger Consideration”).
     The foregoing description of the Merger Agreement (including the description of the consideration paid in connection with the Merger) does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Form 8-K filed by the Company with the SEC on April 19, 2010.
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     The disclosure set forth under Item 2.01 above is incorporated herein by reference.
     As a result of the Merger, the Company no longer fulfills the numerical listing requirements of the NYSE Amex LLC (“Amex”). Accordingly, the Company has requested that the Common Stock be withdrawn from listing on Amex as of the opening of trading on July 6, 2010. Amex has advised the Company that it will file with the Securities and Exchange Commission (the “SEC”) a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to delist and deregister the Common Stock. Upon the filing of the Form 25 by Amex, the Shares will no longer be listed on Amex.
Item 3.03 Material Modification to Rights of Security Holders.
     The disclosure set forth under Item 2.01 above is incorporated herein by reference.
     In connection with the consummation of the Merger, each Share issued and outstanding immediately prior to the Effective Time (other than Shares held in the treasury of the Company and Shares held by (i) Parent, Purchaser or any other wholly owned subsidiary of Parent or the Company or (ii) stockholders who properly demand and perfect appraisal rights under Delaware law) has been converted into the right to receive the Merger Consideration. At the Effective Time, Company stockholders immediately prior to the Effective Time ceased to have any rights as stockholders of the Company (other than their right to receive the Merger Consideration or seek the payment of the fair value of their Shares under Delaware law) and accordingly no longer have any interest in the Company’s future earnings or growth.
Item 5.01 Change in Control of Registrant.
     The disclosure set forth under Item 2.01 above and Item 5.02 below is incorporated herein by reference. As a result of the Merger, a change in control of the Company occurred and the Company has become a wholly owned subsidiary of Parent.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     As of the Effective Time, in connection with the Merger, the Company’s existing directors and principal officers voluntarily resigned. Pursuant to the Merger Agreement, upon consummation of the Merger, the directors and officers of Purchaser immediately prior to the consummation of the Merger became the directors and officers, respectively, of the Company, in each case until their successors are duly elected or appointed and qualified.
     Following the Effective Time, Richard J. Hoffman became the sole director of the Company and Richard J. Hoffman and Brian J. Smith became the Company’s President and Treasurer and Vice President and Secretary, respectively.
Item 5.03 Amendments to Articles of Incorporation of Bylaws; Change of Fiscal Year.
     Pursuant to the Merger Agreement, upon consummation of the Merger, the certificate of incorporation of the Company was amended and restated in its entirety so as to contain the provisions, and only the provisions, contained in the certificate of incorporation of Purchaser in effect immediately prior to the consummation of the Merger (except that Article I of the amended certificate of incorporation reads as follows: “The name of the corporation is Javelin Pharmaceuticals, Inc.”). Also, upon consummation of the Merger, the amended and restated bylaws of Purchaser in effect immediately prior to the consummation of the Merger became the amended and restated bylaws of the Company, except that such bylaws were amended to reflect that the name of the Company is Javelin Pharmaceuticals, Inc.
     The amended and restated certificate of incorporation and bylaws of the Company are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.
Item 8.01 Other Events.
     On July 1, 2010, the Company issued a press release announcing the expiration of the offering period and the successful completion of the Offer for the Shares, a copy of which is attached as Exhibit 99.1 hereto and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 3.1	Amended and Restated Certificate of Incorporation of Javelin Pharmaceuticals, Inc.

Exhibit 3.2	Amended and Restated Bylaws of Javelin Pharmaceuticals, Inc.

Exhibit 99.1
Press Release issued by Javelin Pharmaceuticals, Inc. on July 1, 2010 (incorporated by reference to Exhibit (a)(25) to Javelin Pharmaceuticals, Inc.’s Amendment No. 8 to its Solicitation / Recommendation Statement on Schedule 14D-9, filed with the Securities and Exchange Commission on July 1, 2010).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Javelin Pharmaceuticals, Inc.
Date: July 2, 2010	By:	/s/ Martin J. Driscoll
		Name:	Martin J. Driscoll
		Title:	President and Chief Executive Officer

EXHIBIT LIST

Exhibit 3.1	Amended and Restated Certificate of Incorporation of Javelin Pharmaceuticals, Inc.

Exhibit 3.2	Amended and Restated Bylaws of Javelin Pharmaceuticals, Inc.

Exhibit 99.1
Press Release issued by Javelin Pharmaceuticals, Inc. on July 1, 2010 (incorporated by reference to Exhibit (a)(25) to Javelin Pharmaceuticals, Inc.’s Amendment No. 8 to its Solicitation / Recommendation Statement on Schedule 14D-9, filed with the Securities and Exchange Commission on July 1, 2010).